Exhibit 10.4

COMMON STOCK PURCHASE WARRANT

1,100,000 Common Stock

(a Nevada corporation)

Dated: May 2, 2013

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT, OR PURSUANT TO AN OPINION OF COUNSEL OF THE HOLDER HEREOF, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

 THIS CERTIFIES THAT STRATEGIC CAPITAL RESOURCES, INC., a FLORIDA corporation (hereinafter called the “Holder”) is entitled to purchase from MONARCH INVESTMENT PROPERTIES, INC., a NEVADA corporation (hereinafter called the “Company”), during the period as hereinafter specified, 1,100,000 shares (the “Shares”) of the Company’s common stock, par value $.001 per share (“Common Stock”), at an exercise price of $.001 per Share (the “Exercise Price”).

 This Warrant shall be exercisable for a period of ten (10) years from the date hereof (the “Exercise Period”) and shall be exercisable at any time and from time to time as to any number of shares as may be determined by the Holder hereof, up to and including the entire 1,100,000 shares subject to this Warrant: provided, however that at such time as the Holder hereof has exercised its right to receive the entire 1,100,000 shares which are subject to this Warrant, the Holder shall have no further right to purchase any of such Shares, and this Warrant shall be of no further effect. Further, to the extent that any part of this Warrant shall not have been exercised prior to May 2, 2013, this Warrant shall expire on the last day of the Exercise Period and the Holder shall have no further right to purchase any of such Shares effective 5:00 p.m. Eastern Daylight Savings Time, on the last day of the Exercise Period.

1.     Nothing to the contrary withstanding if at any time the number of shares is reduced through subdivision, recapitalization, reclassification or otherwise, or if the Company declares a dividend on Common or Preferred Stock payable in common stock, or if the Company merges or consolidates with or into another entity or sells all or substantially all of its assets, the number and nature of the common stock issuable or issued on the exercise of the warrants shall be adjusted so that each holder of the warrants or the original holder of the exercised shares outstanding at the time of such event shall have the right to purchase the same kind and amount of securities (number of shares) which the holder would have received if such event (i.e. a reverse stock split) had not taken place at the original exercise price.

2.     The rights represented by this Warrant may be exercised at any time, and from time to time, during the Exercise Period, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price for the number of Shares specified in the above mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the Holder to the effect that such person agrees to be bound by the provisions of Paragraphs 6 and 7 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 2, and the person or persons in whose name or names the certificates for Shares shall be issuable upon such exercise shall become the holder or holders of record of such Shares as of that time and date. The certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. Within a reasonable time after the Holder has surrendered this Warrant in order to exercise a portion hereof, the Company shall issue to Holder a replacement warrant identical to this Warrant in all respects other than as to the number of Shares subject thereto, which revised number of Shares shall be the amount of the Shares subject hereto less the number of such Shares for which the Holder has submitted payment in accordance with this Paragraph 2(a) and a completed purchase form.

(a)     Payment of the exercise price of this warrant may be made in cash or by surrendering to the Company that number of shares of Common Stock having a fair market value equal to such exercise price. As use herein, “fair market value” shall mean (i) in the case of shares that may be immediately publicly resold by the holder under Rule 144(d), the last sales price of the Common Stock is then being traded on a national securities exchange) or the last bid price for the Common Stock on such day (if the Common Stock is then being traded in the NASDAQ National or SmallCap Market or the OTC Bulletin Board), and (ii) in the case of shares that may not immediately be publicly resold by the holder under Rule 144(d), the price per share determined as provide in clause (i), less a discount of 20%.

(b)     Unless the Shares shall have been registered pursuant to the provisions of Paragraph 6 hereof, all Shares acquired upon the exercise of the Warrant shall be “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (“Act”). In such event, the certificate(s) representing the Shares shall bear an appropriate legend restricting their transfer and such Shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Company has been furnished with an opinion of counsel satisfactory in form and substance to it that such registration is not required.

3.     This Warrant and, until such time as the underlying Shares of Common Stock are registered under the Act pursuant to the provisions of Paragraph 6 hereof, the underlying Shares may only be assigned to a company wherein Holder controls at least 80% of the voting stock.

Except as otherwise permitted herein, in the event of any attempt by the Holder to alienate, assign, pledge, hypothecate or otherwise dispose of this Warrant or of any right hereunder, or in the event of any levy or any attachment, execution or similar process upon the rights or interest herein conferred, or if Holder’s ownership interest in the voting stock of a company to which this Warrant has been assigned falls below 80%, the Company may cancel this Warrant by notice to the Holder and it shall thereupon become null and void. Any permitted assignment shall be effected by the Holder (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer taxes, at the principal executive office of the Company, accompanied by a certificate signed by the Holder stating that each assignee is a permitted assignee under this Paragraph and accompanied by the written representation from each such assignee addressed to the Company stating that such assignee agrees to be bound by the terms of this Warrant; whereupon the Company shall issue, in the name or names specified by the Holder a new warrant or warrants of like tenor with appropriate legends restricting transfer under the Act and representing in the aggregate rights to purchase the same number of Shares as remain at such time purchasable hereunder.

4.     The Company covenants and agrees that all Shares purchased hereunder will, upon issuance, be duly and validly issued, fully paid and non-assessable. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

5.     This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.      (a)   The Company shall advise the Holder, whether the Holder holds this Warrant or has exercised all or a portion of this Warrant and holds shares of common stock, by written notice at least 30 days prior to the filing of any registration statement under the Act covering any securities of the Company inclusive of any registration statement on Form S-1 or any successor form thereto, for its own account or for the account of others, and will until the earlier of May 2, 2023, or such time as all of the Registerable Securities (as defined herein) have been registered under the Act, upon the request of the Holder, include on one occasion in any such registration statement such information a may be required to permit a public offering of any of the Shares (the “Registerable Securities”). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable the Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 7 hereof. The Holder shall furnish information reasonably requested by the Company in connection with such registration statement, including its intentions with respect thereto, and shall furnish indemnification as set for the in Paragraph 7. The Company shall continue to advise the Holder of the Registerable Securities of its intention to file a registration statement or amendment pursuant to this subparagraph 6(a) until the earlier of (i) May 2, 2013; or (ii) such times as all of the Registerable Securities have been registered under the Act. The provisions of this section shall not apply, however, to a registration statement of Forms S-4 or S-8 (or successor forms thereto) or to any underwritten offering if the underwriter determined in its sole discretion not to include the Shares described herein. These “piggy-back” rights shall only be used one time.

(b)     To the extent permitted by law, the Company shall bear the entire cost and expense of any registration of securities initiated by it under subparagraph 6(a) hereof notwithstanding that the Registerable Securities subject to this Warrant may be included in any such registration. Notwithstanding the foregoing, the Holder shall, however, bear the fees of any counsel retained by it, blue sky fees relating to such Registerable Securities and attendant legal fees, and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by them pursuant thereto and any additional registration fees attributable to the registration of the Holder’s Registerable Securities.

7.      (a)   Whenever, pursuant to Paragraph 6, a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company, by executing this Warrant, acknowledges that it will indemnify and hold harmless the Holder against any losses, claims, damages or liabilities, joint or several, to which the Holder may become subject, under the act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Holder for any legal or other expenses reasonably incurred by the Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with information furnished by the Holder for use in the preparation thereof.

(b)     Whenever, pursuant to Paragraph 6, a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Holder by its acceptance of this Warrant acknowledges that it will indemnify and hold harmless the Company, each of its directors, officers and agents and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, agent or controlling person may become subject, under the act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus of final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon the in conformity with information furnished by the Holder for use in the preparation thereof. The Holder will reimburse the Company or any such director, officer, agent or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

(c)     After receipt by an indemnified party under this Paragraph 7 of notice of the commencement of any action, such indemnified party will, within fifteen (15) days thereof, give the indemnifying party notice of the commencement of such action if a claim in respect thereof is to be made against any indemnifying party. The omission by the indemnified party to notify the indemnifying party will relieve the indemnifying party from any liability which it may have to any indemnified party under this Paragraph 7. Notice shall be mailed, delivered or telegraphed and confirmed, if to Holder, at:

Strategic Capital Resources, Inc.

1801 North Military Trail / Suite 204

Boca Raton, FL 33431

and if to the Company, at:

Monarch Investment Properties, Inc.

1801 North Military Trail / Suite 204

Boca Raton, FL 33431

with a copy to:

David Miller

7691 Porto Vecchio Place

Delray Beach, FL 33446

or to such other addresses as the Holder and the Company may provide the other.

(d)     In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

(e)     In the event any indemnified party pays any amount in total or partial settlement of any claim without the prior written approval of any indemnifying party, which approval shall not be unreasonably withheld, then the failure to obtain such approval will relieve the indemnifying party from any liability it may have to any indemnified party under this Paragraph 7.

8.     In the event that the Company shall at any time subdivide or combine into a grater or lesser number the number of outstanding Shares of common stock, the number of Shares purchasable upon exercise of the Warrant shall be proportionately increased and the Exercise Price proportionally decreased in the case of subdivision or, in the case of combination, the number of Shares purchasable upon the exercise of the Warrant shall be proportionately decreased and the exercise Price proportionately increased. Irrespective of any adjustments in the Exercise Price or the number of Shares purchasable upon exercise of the Warrant, the Warrant theretofore or thereafter issued may continue to express the same price and number and kind of Shares as are stated in the Warrant initially issued.

9.     This Warrant shall be governed by and in accordance with the laws of the State of Florida and may not be amended other than by written instrument executed by the parties hereto.

IN WITNESS WHEREOF, MONARCH INVESTMENT PROPERTIES, INC. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be effective as of May 2, 2013.

MONARCH INVESTMENT PROPERTIES, INC.
a Nevada corporation

/s/ David Miller

By: David Miller
Its: President
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